Victory Portfolios
Victory THB US Small Opportunities Fund
(the “Fund”)
Supplement dated February 28, 2024
to the Summary Prospectus and Prospectus dated November 1, 2023, as supplemented
IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT STRATEGY
On February 27, 2024, the Board of Trustees of Victory Portfolios (the “Trust”) upon the recommendation of Victory Capital Management Inc., the Fund’s investment adviser, approved the change to the Fund’s principal investment strategy to be effective on or about May 1, 2024 (the “Effective Date”). The Fund will transition to the new principal investment strategy in an orderly manner. The Fund does not anticipate any material changes to the currently stated total annual fund operating expenses after the transition is completed.
Accordingly, on the Effective Date, the Fund will revise its principal investment strategy as described below.
1.
The first paragraph found under the “Principal Investment Strategy” section on page 2 of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. small-capitalization companies. The Fund considers small-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell 2000 Index (the “Index”). As of January 31, 2024, the capitalization range of the Index was $13.0 million to $27.9 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Adviser expects the Fund’s weighted average market capitalization to be similar to that of the Index, although this may vary at any time.
2.
The Micro-Capitalization Stock Risk is removed from the Principal Risks section found on page 3 of the Summary Prospectus and Prospectus and replaced with the following Small-Capitalization Stock Risk:
Small-Capitalization Stock Risk — Small-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
3.
The Russell 2000 Index replaces the Russell Microcap Index as the Fund’s benchmark index; and therefore, the Fund’s average annual total return table found under the “Investment

Performance” section on page 6 of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS I Before Taxes	-21.43%	4.65%	8.95%
CLASS I After Taxes on Distributions	-21.43%	3.82%	7.88%
CLASS I After Taxes on Distributions and Sale of Fund Shares	-12.69%	3.52%	7.04%
CLASS A Before Taxes	-26.32%	2.97%	7.81%
Indices
Russell 2000® Index reflects no deduction for fees, expenses, or taxes	-20.44%	4.13%	9.01%
Russell Microcap Index reflects no deduction for fees, expenses, or taxes[1]	-21.96%	3.69%	8.86%
1
The Fund currently compares its performance to the Russell Microcap Index. With the Fund's principal investment strategy change on or about May 1, 2024, the Fund will begin comparing its performance to the Russell 2000® Index, rather than the Russell Microcap Index, because the the Russell 2000® Index better reflects the stocks in the Fund's investable universe after the change to the Fund's principal investment strategy.
4.
The second and third paragraphs under the “Additional Fund Information” section of the Prospectus are deleted and replaced with the following:
The Fund’s investment objective is non-fundamental. The Fund invests under normal circumstances at least 80% of its assets in equity securities of U.S. small-capitalization companies. This 80% policy is non-fundamental and may be changed without shareholder approval by the Board of Trustees upon at least 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes.
The Fund considers small-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell 2000 Index (the “Index”). As of January 31, 2024, the capitalization range of the Index was $13.0 million to $27.9 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Adviser expects the Fund’s weighted average market capitalization to be similar to that of the Index, although this may vary at any time.
5.
Micro-Capitalization Stock Risk found under the “Risk Factors” section of the Prospectus is deleted and replaced with Small-Capitalization Stock Risk:
Small-Capitalization Stock Risk — A small-sized company may be adversely affected by or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.